[BORDER IS AROUND STOCK CERTIFICATE]
                                                          CUSIP NO.  817253 10 7
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER                              SENSAR                                SHARES
 XXXX                             CORPORATION                             XXXXXX


                  AUTHORIZED COMMON STOCK:  290,000,000 SHARES
                                PAR VALUE $0.001


                                                           COUNTERSIGNED &
                                                           REGISTERED:
                                                           PROGRESSIVE
                                                           TRANSFER COMPANY
                                                           P. O. BOX 17561
                                                           SALT LAKE CITY,
                                                           UT 84117


                                                           By
                                                             Transfer
                                                             Agent-Authorized
                                                             Signature.
THIS CERTIFIES THAT
                                    SPECIMEN

IS THE RECORD HOLDER OF

                   Shares of SENSAR CORPORATION Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SENSAR CORPORATION
  Corporate Seal
     Nevada

     JEFFREY S. COHEN, SECRETARY             HOWARD S. LANDA, PRESIDENT


NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -  .. Custodian ..
TEN ENT - as tenants by the entireties                          (Cust)  (Minor)
JT TEN - as joint tenants with right              under Uniform Gifts to Minors
         of survivorship and not as tenants       Act
         in common                                                  (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received,                                  hereby sell, assign
and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)




                                                                        Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


                                    SPECIMEN